EXHIBIT (a)(2)
                              LETTER OF TRANSMITTAL

                                    TO TENDER

              SHARES OF FLEXIBLE MONEY MARKET PREFERRED STOCK(TM),
                                SERIES A, 7.999%

                                       OF

                           CENTRAL MAINE POWER COMPANY

               PURSUANT TO THE OFFER TO PURCHASE DATED MAY 8, 1998
                    AT A PURCHASE PRICE OF $108.00 PER SHARE

            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                 NEW YORK CITY TIME, ON JUNE 8, 1998, UNLESS THE
               OFFER IS EXTENDED. THE TENDERED SHARES MAY ALSO BE
             WITHDRAWN, IF NOT YET ACCEPTED FOR PAYMENT, AT ANY TIME
              AFTER 9:00 A.M., NEW YORK CITY TIME, ON JULY 3, 1998.


                      To: Boston EquiServe, the Depositary


     By Mail:                    By Hand:              By Overnight Courier:

Boston EquiServe            Securities Transfer &       Boston EquiServe
Corporate Reorganization    Reporting Services, Inc.    Corporate Reorganization
Mail Stop:  45-01-40           (STARS)                  Mail Stop:  45-01-40
P. O. Box 8029              1 Exchange Plaza            150 Royall Street
Boston, MA  02266           55 Broadway - 3rd Floor     Canton, MA  02021
                            New York, NY

                                   To Confirm:

                                  800-736-3001


         THIS LETTER OF TRANSMITTAL IS TO BE USED BY SHAREHOLDERS WHO ARE TENDERING SHARES PURSUANT TO THE OFFER.

         DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY DOCUMENT TO THE INFORMATION AGENT OR TO CENTRAL MAINE POWER COMPANY.

         DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS AS TO HOW TO COMPLETE THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO KATHLEEN POWERS, THE INFORMATION AGENT, AT CENTRAL MAINE POWER COMPANY, TELEPHONE 207-626-9793.

         Shareholders who wish to tender Shares but cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Time must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 in the Offer to Purchase. See Instruction 2. All capitalized terms used herein and not defined herein have the meanings ascribed to them in the Offer to Purchase.


                                PLEASE COMPLETE:

                         DESCRIPTION OF SHARES TENDERED

--------------------------------------------------------------------------------

                                             Shares Tendered
--------------------------- ----------------------------------------------------
--------------------------- ------------ ---------------------- ----------------

                                         Total Number of Shares
Name(s) and Address(es) of  Certificate      Represented by     Number of Shares
   Registered Holder(s)      Number(s)       Certificates*         Tendered**
--------------------------- ------------ ---------------------- ----------------
--------------------------- ------------ ---------------------- ----------------

   CEDE & CO.                   N/A               N/A
--------------------------- ------------ ---------------------- ----------------
--------------------------- ------------ ---------------------- ----------------


--------------------------- ------------ ---------------------- ----------------
--------------------------- ------------ ---------------------- ----------------


--------------------------- ------------ ---------------------- ----------------
--------------------------- ------------ ---------------------- ----------------


--------------------------- ------------ ---------------------- ----------------
--------------------------- ------------ ---------------------- ----------------


--------------------------- ------------ ---------------------- ----------------

   *     Need not be completed by Shareholders tendering by book-entry transfer.
  ** Unless otherwise indicated in this column, it will be assumed that all Shares represented by any certificate delivered to the Depositary are being tendered. See Instruction 4.



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT DTC, AND COMPLETE THE
          FOLLOWING:

         Name of tendering institution:

         -------------------------------------------------------


         Account Number:

         -------------------------------------------------------


         Transaction Code Number:

         -------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE
FOLLOWING:

         Name(s) of tendering Shareholder(s):

         -------------------------------------------------------


         Date of execution of Notice of Guaranteed Delivery:

         -------------------------------------------------------


         Name of institution that guaranteed delivery:

         -------------------------------------------------------


         If delivery is by book-entry transfer:

         Name of tendering institution:

         -------------------------------------------------------


         Account Number at DTC:

         -------------------------------------------------------


         Transaction Code Number:

         -------------------------------------------------------


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

         PLEASE READ THE PRECEDING AND FOLLOWING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Pursuant to Central Maine Power Company's (the "Company's") offer to purchase up to 200,000 shares of its Flexible Money Market Preferred Stock(TM), Series A, 7.999% (the "Shares") as to which this Letter of Transmittal is applicable, the undersigned hereby tenders to the Company the Shares in the amount set forth in the box entitled "Description of Shares Tendered," at $108.00 per Share (the "Purchase Price"), net to the undersigned in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 8, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which Offer to Purchase and Letter of Transmittal together constitute the "Offer"). THE OFFER IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES BEING TENDERED. THE OFFER IS, HOWEVER, SUBJECT TO SATISFACTION OF CERTAIN OTHER CONDITIONS. See Section 5 in the Offer to Purchase.

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints Boston EquiServe (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by The Depository Trust Company ("DTC"), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.
         All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.
         The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 2 in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and (b) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby.

         Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered, by credit to the account at DTC. Unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.


             SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

         To be completed ONLY if the check for the Purchase Price of Shares purchased is to be ISSUED in the name of someone other than the undersigned.

Issue  Check and/or Certificate(s) to:

   Name:

   ---------------------------------
                    (Please Print)

   Address:

   ---------------------------------

   ---------------------------------

   ---------------------------------
                  (include zip code)


   Tax identification or social security
      number:*

   ---------------------------------

* SEE SUBSTITUTE FORM W-9 BELOW.


             SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 4 ,5, AND 7)

         To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be MAILED to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail Check to:

   Name:

   ---------------------------------
                    (Please Print)

   Address:

   ---------------------------------

   ---------------------------------

   ---------------------------------
                  (include zip code)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

         Number  of  shares  represented  by  the  lost,   destroyed  or  stolen
certificates:

         --------------------------






                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approved Signature Guarantee Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the holder of the Shares) tendered hereby and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Time. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

         Shareholders who wish to tender their Shares, but their share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Time must tender their Shares pursuant to the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Time and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal, the tendering Shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. PARTIAL TENDERS (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL AND NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (each a "Tender Document" and together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document. If any of the Shares tendered under either Tender Document are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Tender Documents as there are different registrations of certificates.

         If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If either Tender Document is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

         6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, the Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Each Shareholder will be responsible for paying any income or gross receipts taxes imposed by any jurisdiction by reason of the sale of the Shares in the Offer. See Section 4 in the Offer to Purchase.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" in this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Shareholder at DTC.

         8. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a Shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the Shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering Shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such Shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain Shareholders (including, among others, all corporations and certain foreign Shareholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign Shareholder to qualify as an exempt recipient, that Shareholder must submit an IRS Form W-8 or a Substitute Form W-9, signed under penalties of perjury, attesting to that Shareholder's exempt status. Such statements may be obtained from the Depositary.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent at the telephone number and address listed at the end of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Shareholders may also contact their broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

         10. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders that it determines to be in improper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular Shareholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         11. LOST, STOLEN OR DESTROYED CERTIFICATES. If your certificate(s) representing Shares have been lost, stolen or destroyed, indicate the occurrence of such event on the front of this Letter of Transmittal. The Depositary will send you additional documentation that will need to be completed to effectively surrender such lost, stolen or destroyed certificates.

         12. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, Shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on the Shares purchased is long-term or short-term (depending on the holding period for the Shares purchased) and the amount of gain or loss recognized for federal income tax purposes. See Sections 1 and 13 of the Offer to Purchase.

     IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION TIME. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.


                            IMPORTANT TAX INFORMATION

         Under Federal income tax law, a Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below or a properly completed Form W-8. If such Shareholder is an individual, the TIN is such Shareholder's social security number. For businesses and other entities, the number is the Federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Shareholder with respect to Shares purchased pursuant to the Offer may be subject to Federal income tax backup withholding. The Form W-8 can be obtained from the Depositary. For additional instructions, see the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," a copy of which can be obtained from the Depositary.

         If Federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid Federal income tax backup withholding on payments that are made to a Shareholder with respect to Shares purchased pursuant to the Offer, the Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Shareholder has not been notified by the Internal Revenue Service that he or she is subject to Federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Shareholder that he or she is no longer subject to Federal income tax backup withholding. Foreign Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that Federal income tax backup withholding will not apply to foreign Shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer. Foreign Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Internal Revenue Code of 1986, as amended, relating to payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. IF THE SHARES ARE IN MORE THAN ONE NAME OR ARE NOT IN THE NAME OF THE ACTUAL OWNER, CONSULT THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9," A COPY OF WHICH CAN BE OBTAINED FROM THE DEPOSITARY, FOR ADDITIONAL GUIDANCE ON WHICH NUMBER TO REPORT.




                               SUBSTITUTE FORM W-9

          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION


PAYER'S NAME:  BOSTON EQUISERVE, AS DEPOSITARY

PAYEE INFORMATION:

Check appropriate box:

         Individual/Sole Proprietor

         Corporation

         Partnership

         Other _______________

Address (number, street, and apt. or suite no.): _______________________________

City, state, and zip code: _____________________________________________________


PART I:  TAXPAYER IDENTIFICATION NUMBER ("TIN")

Enter your TIN below. For individuals, this is your social security number. For other entities, it is your employer identification number. Refer to the chart on page 1 of the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "Guidelines") for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part III Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

         Social Security Number:            ________________

         Employer Identification Number:    ________________

         Applied For:


PART II: PAYEES EXEMPT FROM BACKUP WITHHOLDING

Check box (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

         Exempt:



PART III:         CERTIFICATION:

Certification Instructions: You must cross out item (2) below if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Also, see instructions in the Guidelines.

Under penalties of perjury, I certify that:

   (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

   (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


SIGNATURE: __________________________________             DATE: ______________



          NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.




         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
               BOX "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter in connection with the Offer will be withheld until I provide a number.



SIGNATURE: __________________________________              DATE: ______________





         Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or other materials may be directed to the Information Agent at the address and telephone number set forth below.

                           The Information Agent for the Offer is:

                           Kathleen Powers
                           c/o Central Maine Power Company
                           83 Edison Drive
                           Augusta, Maine  04336
                           Tel:  207-626-9793
                           Fax:  207-626-9588


          Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.